Exhibit 10.26

AMENDMENT NO. 11 TO
LOAN AGREEMENT
(CVTI/Covenant Transport)

THIS AMENDMENT NO. 11 TO LOAN AGREEMENT, dated as of October 20, 2006 (the “Amendment”), is entered into by and among THREE PILLARS FUNDING LLC (formerly known as THREE PILLARS FUNDING CORPORATION), (“Three Pillars”), SUNTRUST CAPITAL MARKETS, INC. (formerly SunTrust Equitable Securities Corporation), as administrator (the “Administrator”), CVTI RECEIVABLES CORP. (“CVTI”), and COVENANT TRANSPORT, INC. (“Covenant”). Capitalized terms used and not otherwise defined herein are used as defined in the Loan Agreement, dated as of December 12, 2000 among Three Pillars, the Administrator, CVTI and Covenant (as amended to date, the “Loan Agreement”).

WHEREAS, the parties hereto desire to further amend the Loan Agreement in certain respects as provided herein;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.   Amendments to the Loan Agreement.

(a)   The definition of “Originators” is hereby amended in its entirety to read as follows:

“Originators: Covenant Tennessee , Southern Refrigerated, Covenant Transport Solutions, Inc. and Star Transportation, Inc., in their respective capacities as originators under the Receivables Purchase Agreement.”

(b)   The definition of “Originator Note” is hereby amended in its entirety to read as follows:

“Originator Note: Collectively, (a) the subordinated promissory note dated as of the initial Purchase Date issued by Borrower to Covenant Tennessee pursuant to the Receivables Purchase Agreement, (b) the subordinated promissory note dated as of the initial Purchase Date issued by Borrower to Southern Refrigerated pursuant to the Receivables Purchase Agreement, (c) the subordinated promissory note dated as of October 18, 2006 issued by Borrower to Covenant Transport Solutions, Inc., (d) the subordinated promissory note dated as of October 18, 2006 issued by Borrower to Star Transportation, Inc. pursuant to the Receivables Purchase Agreement and (e) any other promissory notes subsequently issued by Borrower to Covenant Tennessee, Southern Refrigerated, Covenant Transport Solutions, Inc. and/or Star Transportation, Inc. pursuant to the Receivables Purchase Agreement, which promissory notes in each case shall be in the form of Exhibit G hereto.”

(c)   Section 2.1 of the Agreement is hereby replaced with the following:

“On the terms and subject to the conditions set forth in this Agreement, Lender agrees to make loans to Borrower on a revolving basis from time to time (the “Lender’s Commitment”) before the Commitment Termination Date in such amounts as may be from time to time requested by Borrower pursuant to Section 2.2; provided, however, that the aggregate principal amount of all Loans from time to time outstanding hereunder shall not exceed the lesser of (a) $70,000,000 (the “Facility Limit”) and (b) the Borrowing Base. Within the limits of Lender’s Commitment, Borrower may borrow, prepay and reborrow under this Section 2.1.”

SECTION 2.   Effect of Amendment.

Except as modified and expressly amended by this Amendment, the Loan Agreement is in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect. This Amendment shall be effective on the date (the “Amendment Effective Date”) on or after the Effective Date, as defined in the Amendment and Joinder Agreement, dated as of the date hereof, by and among the Purchaser, Covenant Tennessee , Southern Refrigerated, Covenant Transport Solutions, Inc. and Star Transportation, Inc. on which each of the parties hereto delivers to the Administrator a fully executed original of this Amendment. On and after the Amendment Effective Date, all references in the Loan Agreement to “this Agreement,” “hereto,” “hereof,” “hereunder” or words of like import refer to the Loan Agreement as amended by this Amendment.

SECTION 3.   Binding Effect.

This Amendment shall be binding upon and inure to the benefit of the parties to the Loan Agreement and their successors and permitted assigns.

SECTION 4.   Governing Law.

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 5.   Execution in Counterparts; Severability.

This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment. If any provision of, or obligation under, this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duty authorized, as of the date first above written.

THREE PILLARS:	THREE PILLARS FUNDING LLC

	By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

THE ADMINISTRATOR:	SUNTRUST CAPITAL MARKETS, INC.

	By:	/s/ Michael G. Maza
	Name:	Michael G. Maza
	Title:	Managing Director

[signatures continued on next page]

(Signature Page to Amendment No. 11 to Loan Agreement (CVTI/Covenant Transport))

THE MASTER SERVICER:	COVENANT TRANSPORT, INC.

	By:	/s/ Joey B. Hogan
	Name:	Joey B. Hogan
	Title:	CFO

THE BORROWER:	CVTI RECEIVABLES CORP.

	By:	/s/ Joey B. Hogan
	Name:	Joey B. Hogan
	Title:	Treasurer & CFO

[end of signatures]

(Signature Page to Amendment No. 11 to Loan Agreement (CVTI/Covenant Transport))

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